TERMINATION OF EMPLOYMENT AGREEMENT



          THIS TERMINATION OF EMPLOYMENT AGREEMENT effective the 17th day of March, 1998 by and between GLOBAL COMBINED TECHNOLOGIES, INC. (hereinafter referred to as _Company_) and NICHOLAS V. DUNCAN (hereinafter referred to as _Employee_).


                                  R E C I T A L S :

               Whereas, Company  and  Employee    entered  into  a  certain
               employment agreement   (_Employment  Agreement_),  effective
               the first day of January, 1997; and

               Whereas, pursuant to a Stock Purchase Agreement dated February 25, 1998, all of the Shareholders of the Company agreed to sell 100% of the Stock of the Company to Pomeroy Computer Resources, Inc.; and

               Whereas, Company and Employee are desirous of terminating the Employment Agreement.

          NOW, THEREFORE, in consideration for the above premises and in mutual consideration of the promises hereinafter contained, the parties agree as follows:


          1.   Termination of Employment Agreement


                                                  .

               Company and Employee  agree that  effective this  __ day  of
               March, 1998, the Employment Agreement is hereby  terminated.
                The  parties  agree  that   all  payments  due  under   the
               Employment  Agreement  have  been  paid  up  to  such  date.
               Incident to such termination, neither party shall have any further rights or obligations under such Employment Agreement.

          2.   Miscellaneous


                            .

               This Agreement contains the entire agreement of the parties and shall not be modified except in a writing signed by both parties hereto. This Agreement shall be construed in accordance with and governed by the laws of the State of Oklahoma.


          IN WITNESS WHEREOF, the parties have hereunto executed this Termination of Employment Agreement on the day and year first



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          above written.


          Witnesses:


                                             Company:

                                        GLOBAL COMBINED TECHNOLOGIES, INC.
          ________________________

          ________________________           BY:
          __________________________________


          Witnesses:                         Employee


                                                     :


          _________________________
               ________________________________________
                                        Nicholas V. Duncan
          _________________________



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